Exhibit 32.1

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Western Sierra Bancorp (the “Company”) on Form 10-Q for the period ended March 31, 2006, as filed with the Securities and Exchange Commission (the “Report”), I, Anthony J. Gould, Executive Vice President, Chief Financial and Chief Accounting Officer, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)                                  the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	May 5, 2006	/s/ Anthony J. Gould
Anthony J. Gould,
Chief Financial and Chief Accounting Officer
(Principal Financial and Accounting Officer)